Exhibit (24)




                                POWER OF ATTORNEY


   KNOW ALL PERSONS BY THESE PRESENTS, That I

                                 L. DAVID CARLEY

   hereby constitute and appoint each of Erroll B. Davis, Jr. and Edward M. Gleason, and each of them individually, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, to sign my name as a director of WPL Holdings, Inc. (the "Company") to the Registration Statement on Form S-8, and any and all amendments (including post-effective amendments) or supplements thereto, relating to the WPL Holdings, Inc. Long-Term Equity Incentive Plan, and to file said Registration Statement, with all exhibits thereto, and other documents in connection therewith, and any amendment (including any post-effective amendment) or supplement thereto, with the Securities and Exchange Commission in connection with the registration of shares of the Company's common stock (and the accompanying rights to purchase common stock) under the Securities Act of 1933, as amended.

        I hereby ratify and confirm all that said attorneys-in-fact and agents, or either of them, or their or his substitute or substitutes, have done or shall lawfully do by virtue of this Power of Attorney.

             WITNESS my hand this 3rd day of December, 1997.

                                      /s/ L. David Carley
                                      L. David Carley

                                POWER OF ATTORNEY


   KNOW ALL PERSONS BY THESE PRESENTS, That I

                                ROCKNE G. FLOWERS

   hereby constitute and appoint each of Erroll B. Davis, Jr. and Edward M. Gleason, and each of them individually, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, to sign my name as a director of WPL Holdings, Inc. (the "Company") to the Registration Statement on Form S-8, and any and all amendments (including post-effective amendments) or supplements thereto, relating to the WPL Holdings, Inc. Long-Term Equity Incentive Plan, and to file said Registration Statement, with all exhibits thereto, and other documents in connection therewith, and any amendment (including any post-effective amendment) or supplement thereto, with the Securities and Exchange Commission in connection with the registration of shares of the Company's common stock (and the accompanying rights to purchase common stock) under the Securities Act of 1933, as amended.

        I hereby ratify and confirm all that said attorneys-in-fact and agents, or either of them, or their or his substitute or substitutes, have done or shall lawfully do by virtue of this Power of Attorney.

             WITNESS my hand this 3rd day of December, 1997.

                                      /s/ Rockne G. Flowers
                                      Rockne G. Flowers

                                POWER OF ATTORNEY


   KNOW ALL PERSONS BY THESE PRESENTS, That I

                               DONALD R. HALDEMAN

   hereby constitute and appoint each of Erroll B. Davis, Jr. and Edward M. Gleason, and each of them individually, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, to sign my name as a director of WPL Holdings, Inc. (the "Company") to the Registration Statement on Form S-8, and any and all amendments (including post-effective amendments) or supplements thereto, relating to the WPL Holdings, Inc. Long-Term Equity Incentive Plan, and to file said Registration Statement, with all exhibits thereto, and other documents in connection therewith, and any amendment (including any post-effective amendment) or supplement thereto, with the Securities and Exchange Commission in connection with the registration of shares of the Company's common stock (and the accompanying rights to purchase common stock) under the Securities Act of 1933, as amended.

        I hereby ratify and confirm all that said attorneys-in-fact and agents, or either of them, or their or his substitute or substitutes, have done or shall lawfully do by virtue of this Power of Attorney.

             WITNESS my hand this 3rd day of December, 1997.

                                      /s/ Donald R. Haldeman
                                      Donald R. Haldeman

                                POWER OF ATTORNEY


   KNOW ALL PERSONS BY THESE PRESENTS, That I

                               KATHARINE C. LYALL

   hereby constitute and appoint each of Erroll B. Davis, Jr. and Edward M. Gleason, and each of them individually, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, to sign my name as a director of WPL Holdings, Inc. (the "Company") to the Registration Statement on Form S-8, and any and all amendments (including post-effective amendments) or supplements thereto, relating to the WPL Holdings, Inc. Long-Term Equity Incentive Plan, and to file said Registration Statement, with all exhibits thereto, and other documents in connection therewith, and any amendment (including any post-effective amendment) or supplement thereto, with the Securities and Exchange Commission in connection with the registration of shares of the Company's common stock (and the accompanying rights to purchase common stock) under the Securities Act of 1933, as amended.

        I hereby ratify and confirm all that said attorneys-in-fact and agents, or either of them, or their or his substitute or substitutes, have done or shall lawfully do by virtue of this Power of Attorney.

             WITNESS my hand this 3rd day of December, 1997.

                                      /s/ Katharine C. Lyall
                                      Katharine C. Lyall

                                POWER OF ATTORNEY


   KNOW ALL PERSONS BY THESE PRESENTS, That I

                                ARNOLD M. NEMIROW

   hereby constitute and appoint each of Erroll B. Davis, Jr. and Edward M. Gleason, and each of them individually, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, to sign my name as a director of WPL Holdings, Inc. (the "Company") to the Registration Statement on Form S-8, and any and all amendments (including post-effective amendments) or supplements thereto, relating to the WPL Holdings, Inc. Long-Term Equity Incentive Plan, and to file said Registration Statement, with all exhibits thereto, and other documents in connection therewith, and any amendment (including any post-effective amendment) or supplement thereto, with the Securities and Exchange Commission in connection with the registration of shares of the Company's common stock (and the accompanying rights to purchase common stock) under the Securities Act of 1933, as amended.

        I hereby ratify and confirm all that said attorneys-in-fact and agents, or either of them, or their or his substitute or substitutes, have lawfully done or shall lawfully do by virtue of this Power of Attorney.

             WITNESS my hand this 3rd day of December, 1997.

                                      /s/ Arnold M. Nemirow
                                      Arnold M. Nemirow

                                POWER OF ATTORNEY


   KNOW ALL PERSONS BY THESE PRESENTS, That I

                                MILTON E. NESHEK

   hereby constitute and appoint each of Erroll B. Davis, Jr. and Edward M. Gleason, and each of them individually, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, to sign my name as a director of WPL Holdings, Inc. (the "Company") to the Registration Statement on Form S-8, and any and all amendments (including post-effective amendments) or supplements thereto, relating to the WPL Holdings, Inc. Long-Term Equity Incentive Plan, and to file said Registration Statement, with all exhibits thereto, and other documents in connection therewith, and any amendment (including any post-effective amendment) or supplement thereto, with the Securities and Exchange Commission in connection with the registration of shares of the Company's common stock (and the accompanying rights to purchase common stock) under the Securities Act of 1933, as amended.

        I hereby ratify and confirm all that said attorneys-in-fact and agents, or either of them, or their or his substitute or substitutes, have done or shall lawfully do by virtue of this Power of Attorney.

             WITNESS my hand this 3rd day of December, 1997.

                                      /s/ Milton E. Neshek
                                      Milton E. Neshek

                                POWER OF ATTORNEY


   KNOW ALL PERSONS BY THESE PRESENTS, That I

                                 HENRY C. PRANGE

   hereby constitute and appoint each of Erroll B. Davis, Jr. and Edward M. Gleason, and each of them individually, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, to sign my name as a director of WPL Holdings, Inc. (the "Company") to the Registration Statement on Form S-8, and any and all amendments (including post-effective amendments) or supplements thereto, relating to the WPL Holdings, Inc. Long-Term Equity Incentive Plan, and to file said Registration Statement, with all exhibits thereto, and other documents in connection therewith, and any amendment (including any post-effective amendment) or supplement thereto, with the Securities and Exchange Commission in connection with the registration of shares of the Company's common stock (and the accompanying rights to purchase common stock) under the Securities Act of 1933, as amended.

        I hereby ratify and confirm all that said attorneys-in-fact and agents, or either of them, or their or his substitute or substitutes, have done or shall lawfully do by virtue of this Power of Attorney.

             WITNESS my hand this 3rd day of December, 1997.

                                      /s/ Henry C. Prange
                                      Henry C. Prange

                                POWER OF ATTORNEY

   KNOW ALL PERSONS BY THESE PRESENTS, That I

                                 JUDITH D. PYLE

   hereby constitute and appoint each of Erroll B. Davis, Jr. and Edward M. Gleason, and each of them individually, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, to sign my name as a director of WPL Holdings, Inc. (the "Company") to the Registration Statement on Form S-8, and any and all amendments (including post-effective amendments) or supplements thereto, relating to the WPL Holdings, Inc. Long-Term Equity Incentive Plan, and to file said Registration Statement, with all exhibits thereto, and other documents in connection therewith, and any amendment (including any post-effective amendment) or supplement thereto, with the Securities and Exchange Commission in connection with the registration of shares of the Company's common stock (and the accompanying rights to purchase common stock) under the Securities Act of 1933, as amended.

        I hereby ratify and confirm all that said attorneys-in-fact and agents, or either of them, or their or his substitute or substitutes, have done or shall lawfully do by virtue of this Power of Attorney.

             WITNESS my hand this 3rd day of December, 1997.

                                      /s/ Judith D. Pyle
                                      Judith D. Pyle

                                POWER OF ATTORNEY


   KNOW ALL PERSONS BY THESE PRESENTS, That I

                               CAROL T. TOUSSAINT

   hereby constitute and appoint each of Erroll B. Davis, Jr. and Edward M. Gleason, and each of them individually, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, to sign my name as a director of WPL Holdings, Inc. (the "Company") to the Registration Statement on Form S-8, and any and all amendments (including post-effective amendments) or supplements thereto, relating to the WPL Holdings, Inc. Long-Term Equity Incentive Plan, and to file said Registration Statement, with all exhibits thereto, and other documents in connection therewith, and any amendment (including any post-effective amendment) or supplement thereto, with the Securities and Exchange Commission in connection with the registration of shares of the Company's common stock (and the accompanying rights to purchase common stock) under the Securities Act of 1933, as amended.

        I hereby ratify and confirm all that said attorneys-in-fact and agents, or either of them, or their or his substitute or substitutes, have done or shall lawfully do by virtue of this Power of Attorney.

             WITNESS my hand this 3rd day of December, 1997.

                                      /s/ Carol T. Toussaint
                                      Carol T. Toussaint